UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004
                                                 (December 2, 2004)

                      Nortia Capital Partners, Inc.
.......................................................................
          (Exact name of registrant as specified in its charter)

    Nevada (formerly Florida)       0-26843         33-0967353
.......................................................................
(State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)           File Number)     Identification No.)

 400 Hampton View Court, Alpharetta, Georgia      	30004
.......................................................................
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (770) 777-6795
......................................................................
(Former name or former address, if changed since last report)



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Item 2.01. Completion of Acquisition or Disposition of Assets

(a)	Pursuant to the Share Exchange Agreement (the "Exchange
Agreement") entered into on October 15, 2004, among Nortia Capital Partners, Inc., a Florida corporation ("Nortia Florida"), Nortia Capital Partners, Inc., a Nevada corporation ("Nortia Nevada"), and each Nortia Florida shareholder. On December 2, 2004, Nortia Nevada completed the transactions contemplated by the Exchange Agreement and acquired 8,675,000 shares of Nortia Florida, which represented 100% of the issued and outstanding shares of capital stock of Nortia Florida. Shareholders of Nortia Florida received an aggregate of 8,675,000 newly issued shares of Nortia Nevada common stock, through a one-for-one share exchange of Nortia Florida's common stock for Nortia Nevada's common stock (the "Exchange Transaction"). Giving effect to the Exchange Transaction, there were 10,580,000 shares of Nortia Nevada common stock outstanding, approximately 82% of which were held by Nortia Florida's historic shareholders; and Nortia Florida became a wholly owned subsidiary of Nortia Nevada.

(b)	Pursuant to Rule 12g-3, promulgated under the Securities Exchange
Act of 1934, Nortia Nevada is the successor issuer to Nortia
Florida. Nortia Florida's common stock was registered under
Section 12(g) of the Securities Exchange Act at the effective time of the Exchange Transaction. Accordingly, the Nortia
Nevada's common stock is deemed to be registered, by operation of law, under Section 12(g) of the Securities Exchange Act as of the closing of the Exchange Transaction. This Form 8-K is being filed by Nortia Nevada as a successor issuer as required by paragraph
(f) of Rule 12g-3.

(c)	In addition to Nortia Nevada being the successor issuer to Nortia
Florida, Nortia Nevada has also assumed and adopted Nortia
Florida's entire business plan, and will continue to operate pursuant to that plan.

(d)	Upon the closing of the Exchange Transaction, Nortia Florida's board of directors, comprised of William J. Bosso, Matthew T. Henninger, Harrysen Mittler, J.P. Baron and John Benton, were named to Nortia Nevada's board of directors. Nortia Nevada's previous sole board member, Michael E. Marshall, agreed to continue to serve on Nortia Nevada's board of directors. Nortia Nevada's board of directors is now comprised of William J. Bosso, Matthew T. Henninger, Harrysen Mittler, J.P. Baron, John Benton and Michael E. Marshall. (See also the disclosure provided in Section 5.01.). Additionally, Michael E. Marshall resigned as an officer of Nortia Nevada and William J. Bosso was appointed chief executive officer, Matthew T. Henninger was appointed president and secretary, and Harrysen Mittler was appointed chief financial officer of Nortia Nevada. As of the closing of the Exchange Transaction, the board of directors and officers of Nortia
Florida remained unchanged.

(e)	Each newly appointed Nortia Nevada officer received 100,000
shares of Nortia Nevada convertible preferred A stock upon their appointment, which occurred approximately 10 days prior to the effective date of the Exchange Transaction. Each share of this preferred stock is convertible into one (1) share of Nortia
Nevada common stock at the option of its holder at any time, except that such shares shall convert automatically on the date


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that is two years from the preferred stock's date of issuance.
Each preferred A share has voting rights equivalent to ten (10) times the number of shares of common stock into which each such preferred A share shall convert, and are entitled to a dividend on a pari passu basis with the holders of common shares and other classes of preferred shares of Nortia Nevada. Each preferred A share has a liquidation preference equal to $.10.


(f)	Pursuant to the Agreement and Plan of Merger (the "Merger
Agreement") entered into on December 3, 2004, between Nortia Florida and Nortia Nevada, on December 6, 2004, Nortia Florida (the wholly owned subsidiary of Nortia Nevada) merged with and into Nortia Nevada and disappeared by virtue of a parent-subsidiary statutory merger, with Nortia Nevada being the survivor. All of the shares of capital stock of Nortia Florida were retired by virtue of the merger; and Nortia Nevada's total issued and outstanding shares decreased by 150,000 shares as a result of these shares being held by Nortia Florida at the effective time of the merger (the "Merger Transaction"). Giving effect to the Merger Transaction, there were 10,430,000 shares of Nortia Nevada common stock outstanding. Nortia Nevada is currently quoted on the OTC Pink Sheets under the symbol: NCPN.

(g)	Additionally, as a result of the Merger Transaction, Nortia
Nevada acquired all of Nortia Florida's rights, privileges, immunities, and franchises, and Nortia Nevada is responsible and liable for all of Nortia Florida's liabilities and obligations.

(h)	As discussed above, Nortia Nevada has assumed and adopted Nortia
Florida's business plan, and will continue to operate pursuant to Nortia Florida's business plan to operate as a business development company pursuant to the Investment Company Act of 1940. In furtherance of that plan, Nortia Nevada intends to file its Form N-54A with the United States Securities and Exchange
Commission ("SEC" or "Commission") in the near future, whereby it will elect to be governed as a business development company pursuant to the Investment Company Act of 1940.

(i)	Since the Exchange Transaction and Merger Transaction constitute a recapitalization transaction for accounting purposes, pro forma financial statements are not included in this Form 8-K.
Additional information regarding Nortia Florida, its financial statements and related information, including its business plan, can be found at the SEC's website at www.sec.gov. Additional information regarding Nortia Nevada is contained herein.

Item 3.03. Material Modification to Rights of Security Holders

	As a result of the closing of the Exchange Transaction on December 2, 2004, Nortia Florida's shareholders exchanged their 8,675,000 shares of Nortia Florida's common stock for an equivalent number of shares of Nortia Nevada's common stock. Nortia Nevada was organized pursuant to Nevada's Revised Statutes, while Nortia Florida was organized pursuant to the Florida Business Corporation Act. As a result, each of Nortia Florida's former shareholders now holds securities of a corporation subject to the Nevada Revised Statutes, Nortia Nevada's Amended and Restated Articles of Incorporation, and Nortia Nevada's Bylaws and is no longer governed by the Florida Business Corporation Act, Nortia Florida's Articles of Incorporation, or Nortia Florida's Bylaws. Nortia Nevada's Amended and Restated


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Articles of Incorporation and Bylaws are attached as exhibits pursuant to Item 9.01 below.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described in Item 2.01(d), upon the closing of the Exchange Transaction, Michael E. Marshall agreed to continue to serve on Nortia Nevada's board of directors. Additionally, on December 6, 2004, Nortia Nevada appointed Mr. John A. Van Tuin to its board of directors in order to comply with applicable Investment Company Act requirements regarding disinterested directors. Neither Mr. Marshall nor Mr. Van Tuin was elected as a director by a vote of security holders at an annual meeting or special meeting convened for such purpose, but instead were properly appointed by the Nortia Nevada board of directors. Mr. Van Tuin was granted 125,000 shares of Nortia Nevada's common stock in exchange for serving on its board of directors.

Item 8.01.  Other Events.

Additional Information

Security Ownership Of Certain Beneficial Owners and Management.

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to the Nortia Nevada to be the beneficial owner of more than five percent (5%) of Nortia Nevada's common stock:

Name and Address                Amount and Nature               Percent
of Beneficial Owner             of Beneficial Ownership         of Class(1)

William J. Bosso                  3,000,000 (2)                28.42%
400 Hampton View Court
Alpharetta, Georgia 30004

Harrysen Mittler                  1,850,000 (2)                17.52%
6-2400 Dundas Street West
#139 Mississauga
Ontario, Canada L5K 2R8

Matthew T. Henninger              1,850,000(2)                 17.52%
555 West 5th Street
30th Floor
Los Angeles, CA 90013
____________________________________________________________________
1.	Based upon 10,555,000 shares of Common stock outstanding as of
December 6, 2004.
2.	Does not include 100,000 shares of convertible preferred A stock that are convertible into an equivalent number of shares of common stock and that have voting rights equivalent to ten (10) times the number of shares of common stock into which the convertible preferred A shares are convertible.



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The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of Nortia Nevada's common stock of each of the officers and directors of Nortia Nevada, and the officers and directors of Nortia Nevada as a group:

Name and Address                 Amount and Nature            Percent
of Beneficial Owner              of Beneficial Ownership      of Class(1)

William J. Bosso                        3,000,000 (2)            28.42%
400 Hampton View Court
Alpharetta, GA 30004

Harrysen Mittler                        1,850,000 (2)            17.53%
6-2400 Dundas Street West
#139 Mississauga
Ontario, Canada L5K 2R8

Matthew T. Henninger                    1,850,000 (2)            17.53%
555 West 5th Street
30th Floor
Los Angeles, CA 90013

John W. Benton, III                       250,000                 2.36%
4609 Village Green Drive
Roswell, GA 30075

J.P. Baron, II                           250,000                  2.36%
701 Rossland Road East, Suite 382
Whitby, Ontario, Canada L1N9K3

Michael E. Marshall                     126,581                    1.2%
6524 Elizan Drive NW,
Olympia, WA  98502

John A. Van Tuin                        125,000                    1.2%
255 Huguenot Street, #202
New Rochelle, NY 10801

All Officers and Directors
as a Group (7 persons).                 7,451,581                 70.6%
_________________________________________________________________________

1.	Based upon 10,555,000 shares of common stock outstanding as of
December 6, 2004.
2.	Does not include 100,000 shares of convertible preferred A stock that are convertible into an equivalent number of shares of common stock and that have voting rights equivalent to ten (10) times the number of shares of common stock into which the convertible preferred A shares are convertible.



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Nortia Nevada currently has no securities authorized for issuance under any equity compensation plans.

Description of Capital Stock

Nortia Nevada is authorized to issue 50,000,000 shares of $.001 par value common stock and 5,000,000 shares of $.001 par value preferred stock. As of December 6, 2004, 10,555,000 shares of Nortia Nevada common stock were issued and outstanding, held of record by approximately 300 persons, and 300,000 shares of Nortia Nevada preferred stock were issued and outstanding, designated as convertible preferred A stock, held of record by three persons.

	Each stockholder of Nortia Nevada common stock is entitled to a pro rata share of cash distributions made to stockholders, including dividend payments. The holders of Nortia Nevada common stock are entitled to one vote for each share of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of Nortia Nevada directors or any other matter. Therefore, the holders of more than 50% of the shares voted for the election of those directors can elect all of the directors. The holders of Nortia Nevada common stock are entitled to receive dividends when, as and if declared by Nortia Nevada Board of Directors from funds legally available therefor. Cash dividends are at the sole discretion of Nortia Nevada's board of directors. In the event of Nortia Nevada's liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of Nortia Nevada liabilities and after provision has been made for each class of stock, if any, having any preference in relation to Nortia Nevada common stock. (See immediately following paragraph for a description of the liquidation preferences of the convertible preferred A stock.) Holders of shares of Nortia Nevada common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Nortia Nevada common stock.

	Each share of convertible preferred A stock is convertible into one (1) share of common stock at the option of its holder at any time, except that such shares shall convert automatically on the date that is two years from the preferred stock's date of issuance. Each share of convertible preferred A stock has voting rights equivalent to ten
(10) times the number of shares of common stock into which each such preferred stock shall convert, and are entitled to a dividend on a pari passu basis with the holders of common shares and other classes of preferred shares of Nortia Nevada. Each convertible preferred A share has a liquidation preference equal to $.10.

Penny Stock Regulations and Restrictions on Marketability

The Commission has adopted regulations which generally define
"penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than


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$5.00 per share, subject to certain exceptions. Nortia Nevada's common stock may be covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by the rule, the broker-dealers must make a special suitability determination for the purchase and receive the purchaser's written agreement of the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell Nortia Nevada common stock and also may affect the ability of Nortia Nevada stockholders to sell their shares of common stock in the secondary market.

In addition, the Commission has adopted a number of rules to regulate "penny stocks", which include Section 3(a)(51-1) and Rules 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-9 under the
Securities Exchange Act. Because the securities of Nortia Nevada may constitute "penny stocks" within the meaning of the rules, the rules would apply to Nortia Nevada and to its securities. The rules may further affect the ability of Nortia Nevada's stockholders to sell their shares in any public market that might develop.

Stockholders should be aware that, according to Commission
Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include
(i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Nortia Nevada is aware of the abuses that have occurred historically in the penny stock market; and, although Nortia Nevada management does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, Nortia Nevada management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to Nortia Nevada's securities.

Indemnification of Directors and Officers

	Article Seventh of Nortia Nevada's Amended and Restated Articles of Incorporation provides, among other things, that Nortia Nevada's directors and officers shall not be personally liable to Nortia Nevada or Nortia Nevada stockholders for damages for breach of fiduciary duty as director's or officer's, except for: (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada General Corporation Law, (iii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

	Section 78.7502 of the Nevada Revised Statutes provides that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to or is involved in any pending, threatened, or completed civil, criminal, administrative, or


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arbitration action, suit, or proceeding, or any appeal therein or any inquiry or investigation which could result in such action, suit, or proceeding, because of his or her being or having been a Nortia Nevada director, officer, employee, or agent or of any constituent corporation absorbed by Nortia Nevada in a consolidation or merger or by reason of his or her being or having been a director, officer, trustee, employee, or agent of any other corporation or of any partnership, joint venture, sole proprietorship, trust, employee benefit plan, or such enterprise, serving as such at Nortia Nevada's request or of any such constituent corporation, or the legal representative of any such director, officer, trustee, employee, or agent, from and against any and all reasonable costs, disbursements, and attorney's fees, and any and all amounts paid or incurred in satisfaction of settlements, judgments, fines, and penalties, incurred or suffered in connection with any such proceeding.

	Section 10 of Nortia Nevada's Bylaws also provides that Nortia Nevada's officers and directors shall be indemnified and held harmless by Nortia Nevada to the fullest extent permitted by the provisions of
Section 78.7502 of the Nevada Revised Statutes.

	Nortia Nevada's principal offices will be located at 400 Hampton View Court, Alpharetta, Georgia 30004, which is Nortia Florida's former office address.

Item 9.01.  Financial Statements and Exhibits.

(a) 	Financial statements of businesses acquired.

        Not applicable

(b) 	Pro forma financial information.

        Not Applicable

(c) 	Exhibits.

2.1    Share Exchange Agreement (Incorporated by reference to Exhibit
       2.1 of Nortia Florida's Current Report on Form 8-K filed with the Commission on October 21, 2004).
2.2    Merger Agreement dated December 3, 2004.
3.1 Nortia Nevada's Amended and Restated Articles of Incorporation filed with the Nevada Secretary of State's office on November 29, 2004.
3.2 Nortia Nevada's Certificate of Designations of Preferred Stock filed with the Nevada Secretary of State's office on October 21, 2004.
3.3    Nortia Nevada's Bylaws.



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                                  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nortia Capital Partners, Inc.


By:/s/ William Bosso
   ----------------------
   William Bosso, President

Dated December 8, 2004





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